                                                                    Exhibit 10.9


Lender Participation
Agreement and
Contract of Insurance

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[LOGO} KHEAA
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



                 Kentucky Higher Education Assistance Authority

                         Lender Participation Agreement
                                       and
                              Contract of Insurance

                  Federal Family Education Loan (FFEL) Programs
                        Federal Subsidized Stafford Loans
                       Federal Unsubsidized Stafford Loans
                 Federal Parent Loans for Undergraduate Students
                           Federal Consolidation Loans


         The parties to this contract are Star Bank, N.A. as Trustee for Student Loan Funding (hereinafter known as Lender) and the Kentucky Higher Education Assistance Authority (hereinafter known as Authority).

         The Lender certifies that it is an Eligible Lender in accordance with
Section 435 (20 U.S.C. Section 1085) of the Federal Act. The Lender and the Authority hereby agree that the Lender is authorized to participate as an Eligible Lender in the Authority's Insured Student Loan Program for purposes of making or holding the following types of loans;

Making:                                   Holding:

Federal Consolidation Loans               Federal Stafford Loans (Subsidized and Unsubsidized)
---------------------------               ----------------------------------------------------

                                          Federal SLS
                                          -----------

                                          Federal PLUS
                                          ------------

                                          Federal Consolidation Loans
                                          ---------------------------

         Nothing contained in this contract shall obligate the Lender to certify, acquire, or make any particular loan or number of loans under the insured student loan programs.

         In consideration of the mutual promises contained herein, the Authority hereby agrees and covenants to reimburse the Lender in the amount of one hundred percent of any proven loss incurred by the Lender arising out of or resulting from default, death, permanent and total disability, closed school, false certification or, under specified conditions, filing of a petition in bankruptcy of a borrower on any loan held by the Lender and insured pursuant to the terms of this contract. Notwithstanding the foregoing sentence, the reimbursement rate applicable to default on loans made or held by the Lender (other than on a "Lender-of-Last-Resort" arrangement with the Authority or with respect to an Exceptional Lender designation under the Federal Act), on which the first disbursement is made on or after October 1, 1993, shall be not less than ninety-eight percent. The Lender hereby agrees and covenants to pay an insurance premium as designated herein, and to abide by and comply with the terms and conditions of this contract and state and federal statutes and regulations applicable to the Federal Family Education Loan Programs. The Authority hereby agrees and covenants to abide by and comply with the terms and conditions of this contract, and to perform its obligations under this contract according to terms established in the Act, regulations, and the Authority's policies and procedures, and in compliance with all other applicable federal and state laws and regulations.



                              Terms and Conditions


                              Incorporation of Law

         This contract is subject to, and hereby incorporates by reference, the current provisions of, and subsequent amendments to, Title 20 United States Code (U.S.C.) Section 1071 et seq. (the "Federal Act"); Title 34 Code of Federal Regulations (CFR) Part 668 and Part 682; Kentucky Revised Statutes (KRS) Chapter
164.740 et seq.; Title 11 of the Kentucky Administrative Regulations (KAR) Chapter 3; and all other federal law applicable to the Lender under this contract including, but not limited to Title IX of the Education Amendments of 1972 (20 U.S.C. 1681-1683); Section 504 of the Rehabilitation Act of 1973 (29 U.S.C. 794); the Age Discrimination Act (42 U.S.C. 6101 et seq.); the Americans with Disabilities Act of 1990 (42 U.S.C. 12101); and the Equal Credit Opportunity Act (15 U.S.C. Section 1691 et seq.), as amended. Unless generalized or discretionary provisions of the above cited material are made specific by the following paragraphs, including but not limited to items such as time, amount, rate, place, or manner of performance, nothing in this contract is intended to abrogate, modify, or limit the applicability of any of the above cited material. The terms and conditions set forth in this contract shall be subject to automatic modification and revision from time to time by the process of amendment and revision of the above cited laws and regulations.



                        Electronically Transmitted Data

         To the extent that the Lender participates in the process of electronically transmitting data to the Authority in order to expedite the processing of Authority-insured loans, the following shall apply:

1)       Equipment

         A) The Lender may, at its sole expense, acquire, use, and maintain equipment (computer hardware) that is suitable for electronic transmission of data to the Authority. If the Authority purchases and makes available to the Lender, at the Authority's expense, computer equipment identified herein, for electronic transmission of data to the Authority, title and ownership of the equipment shall remain with the Authority, and replacement or substitution of the equipment shall be at the Authority's sole discretion. Repair and maintenance of the equipment shall be the responsibility of the Authority.

         B) The Lender shall safeguard all equipment provided by the Authority from damage and provide adequate security and control to limit the use of the equipment exclusively to the proper transmission of data for purposes of the Authority's insured loan programs by authorized personnel and to assure that the equipment remains functional.

         C) The computer equipment provided by the Authority pursuant to paragraph 1 is listed on Attachment A.

2)       Certification of Data

         A) The Lender hereby represents and warrants absolutely that any and all data transmitted electronically to the Authority for each loan is true, accurate, and complete to the best knowledge of the Lender and the designated Loan Program Officer.

         B) The Lender has and shall retain all documentation necessary to verify the data transmitted through this procedure and shall provide access to such documentation by the Authority or its agents.


                          Federal Consolidation Loans

         To the extent that the Lender participates in the Authority's program of Federal Consolidation Loans for eligible borrowers under Title IV, Part B of the Federal Act, and in that the Authority has found that the Lender qualifies under the provisions of such Federal Act and KRS 164.740, then it is agreed by the parties as follows:

1) The Lender shall obtain from the eligible borrower certification that no other application is pending for a Federal Consolidation Loan. The Lender must hold at least one of a borrower's eligible loans for consolidation or obtain from the borrower a certification that the borrower has been unable to obtain a Federal Consolidation Loan with income-sensitive repayment terms from the holders of his/her outstanding loans selected for consolidation.

2) The Lender must meet the applicable guidelines set forth in the Federal Act, as amended.

3) The proceeds of the Federal Consolidation Loan will be paid by the Lender to the holder(s) of the eligible loans selected for consolidation to discharge the liability of such loans.

4) The Lender shall offer an income-sensitive or graduated repayment schedule, established by the Lender in accordance with the regulations of the Secretary of the U.S. Department of Education ("Secretary"), to the borrower of any Federal Consolidation Loan made by the Lender on or after July 1, 1994.

5) The Lender agrees to follow such other published terms and conditions as the Secretary or the Authority specifically requires to carry out the Federal Consolidation Loan Program.

6) If the Lender no longer intends to make Federal Consolidation Loans under this contract, the Lender's participation in the Authority's Federal Consolidation Loan Program shall be terminated 20 days after receipt of the Lender's written request. The Lender's participation in the Authority's Federal Consolidation Loan Program under this contract may also be terminated by the Authority in a manner provided for by regulation. The termination of the Lender's participation in the Authority's Federal Consolidation Loan Program under this contract shall not affect the coverage of loans under guarantees issued prior to such termination.

                     Certificate of Comprehensive Insurance

         For any Federal Consolidation Loans made by the Lender and insured by the Authority against loss of principal and interest, in accordance with the Federal Act, as amended, the following provisions apply:

1) That this certificate of comprehensive insurance shall be effective and shall expire in accordance with the paragraph of this contract entitled Effective Date. The Federal Consolidation Loan(s) will be made on or after April 7, 1986, but no later than provided for in the Federal Act, as amended;

2) That the total unpaid principal amount of all Federal Consolidation Loans made under this certificate is equal to or less than $20,000,000.00;
         --------------

3) That the Lender shall establish repayment terms which shall include the establishment of graduated or income-sensitive repayment schedules in accordance with the regulations of the Secretary;

4) That, if the Lender, prior to the expiration of this certificate, no longer proposes to make Federal Consolidation Loans, the Lender will so notify the Authority in order that the certificate may be terminated. Such terminations shall not affect the insurance on any Federal Consolidation Loan made prior to such termination;

5) That the Lender's loan consolidation program practices are subject to the Authority's Insured Student Loan Program Limitation, Suspension or Termination procedures as set forth in 11 KAR 4:020. The insurance on any Federal Consolidation Loan(s) made under this certificate prior to the Authority's imposition of a limitation, suspension or termination action shall not be affected by such action; and,

6) That the Lender complies with the Authority's reporting requirements. The Authority's office at 1050 U.S. 127 South, Frankfort, Kentucky, is designated as the office which will process claims and perform other related administrative functions.

                                     Forms

         Where particular forms pertaining to the performance of obligations imposed by this contract are approved by the Authority or by the Secretary of the U.S. Department of Education as common forms, only those forms shall be used by the Lender. Any addition, substitution, or alteration of these forms without express written permission of the Authority shall be grounds for avoidance by the Authority of any insurance obligation that would otherwise be imposed by this contract. Except as otherwise provided herein, the Lender may use such additional forms as it deems appropriate for its own purposes, provided that use of said forms does not violate state or federal law, and further provided that said forms shall be maintained with the borrower's records in accordance with retention schedules prescribed by applicable law.

                                    Premium

         The Lender shall pay to the Authority a per-loan premium, which will be billed on a pro rata basis upon each disbursement of each loan, for the insurance coverage extended by the Authority on loans, other than Federal Unsubsidized Stafford Loans insured prior to July 1, 1994, and Federal Consolidation Loans. The Lender may be required to pay, as specified by the Authority in writing, a fee to cover the costs of increased or extended liability with respect to Federal Consolidation Loans permitted by Section 682.401(b)(12) provided, however, that the Lender shall receive reasonable prior written notice of its obligation to pay any such fee and that any such fee shall only be prospective in effect from the established effective date of such fee. The insurance premium rate on any loan insured hereunder shall not exceed the amount specified in the Federal Act (20 U.S.C. 1078(b)(1)(H) and 1078-8(f)) and shall be specified in writing by the Authority. The Authority shall notify the Lender in writing of any change in the insurance premium rate prior to the effective date of such rate change, unless the change is mandated by an amendment of the Federal Act. The premium for each loan insured under this contract shall be paid by or on behalf of the Lender to the Authority. Nonpayment of the premium as billed will be grounds for the avoidance by the Authority of any insurance obligation that would otherwise be imposed pursuant to this contract.

                                Promissory Note

         Loans insured under this contract shall be evidenced by a promissory note provided or approved by the Authority or approved by the Secretary of the U.S. Department of Education. Interest on any loan insured hereunder shall be charged to the borrower at a rate which does not exceed the maximum applicable rate per annum prescribed by the Federal Act and/or regulations governing the Federal Family Education Loan Programs.

                                  Insurability

         For all loans, the Lender shall assure, and the Authority shall have determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan that: the loan is a legally valid, and binding obligation of the borrower; each such loan was made and serviced in compliance with applicable laws and regulations; and the insurance on such loan is in full force and effect.

         A Lender shall comply with due diligence requirements established by the U.S. Department of Education and the Authority in making, disbursing, servicing, and collecting loans insured pursuant to this contract. Failure to exercise such due diligence, with regard to any loan insured hereunder, may, without precluding other remedies, constitute grounds for avoidance by the Authority of its insurance obligation on that loan. This Lender warrants that it has and will continue to maintain itself or by contract, sufficient present capacity to exercise due diligence in the making, servicing, and collection of student loans and the maintenance of records pertaining thereto.

         Compliance by the Lender with the terms and conditions of this contract and applicable laws and regulations shall be deemed a condition precedent to the insurance obligation imposed upon the Authority hereunder.

         The Authority agrees that its insurance on any loan disbursed hereunder will remain in full force and effect if the loan becomes ineligible for federal reinsurance due to the Authority's acts or omissions in performing its obligations under this contract. If, at any time, any loan is determined to be either ineligible for reinsurance or legally unenforceable due to the Lender's acts or omissions in performing its obligations under the applicable law or this contract, then the Authority's insurance shall be voided and revoked and the Authority may require the Lender to repurchase the loan.

                                    Records

         The Lender shall keep complete and accurate records of each loan guaranteed under this contract.

         The Lender shall, upon reasonable written request, pursuant to a program review, make available to the Authority, the Secretary, or their duly designated representative, for inspection and copying, any and all books, records, documentation (including, but not limited to, memoranda, correspondence, and computer printouts) necessary to assure compliance with this contract and any applicable law. Except as otherwise provided below, such books, records, and documentation shall be available during regular office hours of any working day, no later than ten (10) working days after the request for inspection. The Lender shall provide to the Authority loan records of individual borrowers necessary to respond to borrower disputes, appeals, or inquiries, within five (5) working days of written request. The material may be made available in whatever form retained (microfilm, computer data, or print).

         Notwithstanding the foregoing, in the event that the Authority or the Secretary shall have reasonable cause to believe that there exists a potential, substantial impairment of the interests of the Commonwealth, the Authority, the United States Government, or any eligible student, then the Authority, acting through its Executive Director or his designee, and the Secretary reserve the right, upon demand, of immediate inspection of such books, records, documentation, or other materials as may pertain or be relevant to the accuracy and completeness of the Lender's records and reports and the Lender's compliance with the terms and conditions of this contract.


                         Termination and Other Remedies

         Unless otherwise provided herein, this contract may be terminated or suspended by either party upon not less than twenty (20) days written notice, although such termination or suspension by the Authority shall be for cause and in accordance with the Federal Act, regulations promulgated thereunder, and the Authority's policies and procedures, and shall not become final until the Lender is afforded adequate notice and an opportunity for hearing on the merits of the Authority's claims and contentions pursuant to the Federal Act and 11 KAR 4:020. However, the Authority shall have the power to take emergency action in accordance with 11 KAR 4:020 to suspend operation of this contract, pending the outcome of said hearing, if the Authority determines that such action is necessary to prevent substantial harm to the interest of the Commonwealth, the Authority, the United States Government, or any eligible student. Termination by either party shall not affect the obligations incurred under this contract prior to the effective date of the termination.

         In the event that the Authority shall have probable cause to believe that any of the assurances or representations made by the Lender are incomplete, inaccurate, or misleading and deceptive, or that there has been a failure by the Lender to comply with the terms and conditions of this contract or applicable laws or regulations, in any material respect, then short of termination or suspension, the Executive Director of the Authority or his designee shall have the right to take any reasonable action necessary including, but not limited to: litigation, withholding of payments, probation, or limitation of participation, or requiring reimbursement of any funds expended or obligated to be expended by the Authority as the result of reliance upon such assurances, representations, or anticipation of compliance. In the event that the Secretary has assumed the Authority's functions, and if the Secretary determines that this contract includes an impermissible transfer of the reserve funds or assets, then the Secretary may terminate this contract upon 30 days notice.

         Unless otherwise provided, any material noncompliance with the terms and conditions of this contract shall subject the noncomplying party to any and all forms of remedial action, legal and equitable. No choice of remedies shall be required of the injured party.


                                   Assignment

         Except as otherwise specified below, the Lender may, without prior consent of the Authority, sell, assign, pledge, or otherwise transfer rights, title, and interests, including specifically the right to receive any insurance claim payment from the Authority for loans insured pursuant to this contract, to an Eligible Lender or Holder, as defined in 34 CFR 682.200 and KRS 164.740, that has in force a Contract of Insurance with the Authority. If the transferee does not have a Contract of Insurance in place with the Authority, then said transfer may be made only with the prior written consent of the Authority, which consent shall not be unreasonably withheld, and in accordance with the Federal Act and regulations thereunder. If the Lender effects a transfer of title or of other interests in such loans that include the right to receive insurance payments from the Authority, the Lender shall give the Authority written notice of having done so not later than the fifteenth (15) day of the second month of the calendar quarter that begins after said transfer as a precondition of the Authority's insurance obligation.

         Except as specified above, the Lender may transfer or assign rights accruing under this contract, including particularly the rights to participate in the Authority's program of Insured Student Loans and to make new loans insurable under this contract, only to another Eligible Lender, as defined in
Section 435 (20 U.S.C. 1085) of the Federal Act, 34 CFR 682.200 and KRS 164.740, and only with the prior written consent of the Authority.

         The terms and conditions of this agreement shall be binding upon the heirs and successors in interest of the respective parties as though original parties to this agreement.


                                    Warranty

         The Lender hereby warrants and covenants that all assurances and representations, except those specified in applicable regulations on which the Lender is given the right to rely in good faith, made by the Lender regarding any transactions, including, but not limited to, the application for and disbursement and servicing of Insured Student Loans, pursuant to this contract are complete and accurate statements of fact at the time of making those assurances and representations. Any assurances or representations made by the Lender, unless amended, shall be binding upon and against the Lender as a precondition of the insurability of any Insured Student Loan for the duration of the period of insurance coverage provided for herein.


                           Designated Representative

         Unless otherwise designated at any time over the duration of this contract, the person(s) signing this contract on behalf of each party shall be deemed to be the proper person(s) to whom notices and any other communications shall be directed.


                                  Subrogation

         Upon filing of a claim for reimbursement, and as a condition precedent to reimbursement under the terms of this contract, the Lender shall assign to the Authority all rights and responsibilities accruing to the Lender under the Insured Student Loan promissory note, and the Authority shall he deemed fully subrogated to the rights and responsibilities of the Lender pursuant to that note and to this contract as it pertains to that note.


                                   Procedures

         Subject to this contract, the specific procedures for making, disbursing, servicing, and collecting loans insured under this contract, as well as filing claims for insurance reimbursement on such loans are delineated in 34 CFR Part 682.


                          Paragraphs and Defined Terms

         The paragraph headings contained in this document are included for the sole purpose of facilitating the reading of this document and shall have no binding, substantive effect.

         Capitalized terms herein shall indicate defined terms. The definition of terms shall have the meaning specified in 20 U.S.C. Section 1085 and Section 1088, 34 CFR Section 668.2 and Section 682.200, KRS 164.740, and 11 KAR 3:001,
unless otherwise specified in this contract.


                                  Modification

         Unless otherwise provided herein, any modification of the terms and conditions of this contract shall not be effective unless evidenced by a writing signed by both parties.


                                  Severability

         Should any provision of this contract be found to be inapplicable or otherwise not binding on the parties, it is the intention of the parties that the remainder of the contract shall remain in full force and effect upon the respective rights and obligations of the parties hereto.

         It is hereby stated as the intention of the parties hereto that all prior contracts, both written and oral, consistent and inconsistent, are hereinafter superseded, except as specified below. No prior understanding, agreement, contract, or representation shall be effective against either panty unless henceforth made a part of this contract as evidenced by this writing. Assurances and representations heretofore warranted by the Lender in any prior contract of insurance respecting the eligibility of the Lender and the insurability of any loan heretofore insured under such prior contract of insurance are consolidated into the terms and conditions of this contract as expressed in this document. Any contract of insurance between the parties hereto outstanding at the time of execution of this contract is herewith terminated and simultaneously replaced with this contract so as to allow for continued participation in the Authority's Insured Student Loan program.

         Notwithstanding the foregoing, the terms of the Kentucky Higher Education Assistance Authority Holder Contract of Insurance Addendum dated June 21, 1996 between the Authority and the Lender relating to student loans subject to a Guarantee Commitment by the Alabama Commission on Higher Education (ACHE), which Addendum is attached hereto as Attachment B, are hereby incorporated by reference herein.


                                  Restrictions

         In accordance with the Federal Act and regulations thereunder, the Lender shall not accept any financial inducement by any educational institution to make available Authority insured loans to its students.

                         Effective Date and Signatures

         This contract shall be effective from the date of execution by the Authority. Unless otherwise terminated in accordance with the terms and conditions set forth heretofore, this contract shall remain effective until and shall expire upon the expiration of authorization to make Insured Student Loans under the Federal Act.



                                                          Star Bank, N.A. as Trustee for Student
/s/ Londa L. Wolanin                                      --------------------------------------
----------------------------------------                  Lender Loan Funding
Authorized Representative
Kentucky Higher Education Assistance Authority

June 1, 1998                                              Brian J. Gardner
----------------------------------------                  --------------------------------------
Effective Date                                            Authorized Representative (Type or Print)

                                                          /s/ Brian J. Gardner
                                                          --------------------------------------
                                                          Authorized Representative Signature


                                                          Senior Trust Officer
                                                          --------------------------------------
                                                          Title

                                                          425 Walnut Street, ML 5125, P.O. Box 1118
                                                          Cincinnati, OH  45201-1118
                                                          --------------------------------------
                                                          Address

                                                          829626, 830631, 831008, 831299, 831455,
                                                          831640, 831692, 831785, 833361, 833207
                                                          --------------------------------------
                                                          Lender Identification Number

                                                          Sally Wagner
                                                          --------------------------------------
                                                          Designated Lender Representative


                                                          Manager, KHESLC Loan Servicing
                                                          --------------------------------------
                                                          Title

                                                          --------------------------------------
                                                          Other Authorized Signatory

                                                          --------------------------------------
                                                          Other Authorized Signatory

                                                          --------------------------------------
                                                          Other Authorized Signatory




Branch Offices Included in This Contract:


Office Address                                            Designated Lender Representative*

                                                          Linda Arnest, Portfolio Manager
------------------------------------                      --------------------------------------
                                                          Student Loan Funding

                                                          One W. 4th Street, Suite 200
------------------------------------                      --------------------------------------
                                                          Cincinnati, OH 45202

                                                          *Please forward all newsletters and
                                                          policy notices to:

[LOGO]


LENDER PARTICIPATION
AGREEMENT AND
CONTRACT OF INSURANCE


                                  Attachment A

The computer equipment provided by the Kentucky Higher Education Assistance Authority to the lender is as follows:

N/A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



I acknowledge receipt of the above listed equipment from the Authority.


For the Lender:

/s/ Brian J. Gardner
----------------------------------------
Designated Lender Representative

Star Bank, NA as Trustee for Student Loan Funding
----------------------------------------
Lender Name

829626, 830631, 831008, 831299, 831455, 831640, 831692, 831785 833361, 833207
----------------------------------------
Lender ID

June 1, 1998
----------------------------------------
Effective Date

[LOGO]


LENDER PARTICIPATION
AGREEMENT AND
CONTRACT OF INSURANCE


                                 KHEAA ADDENDUM

Whereas, the Authority and Lender are parties to a Lender Participation Agreement and Contract of Insurance (hereafter known as the "Agreement"); and

Whereas, the Authority has heretofore undertaken to issue a Loan Guarantee on Insured Student Loans made and/or held by Lender that were disbursed on or after June 2, 1995; and

Whereas, the Authority and the Alabama Higher Education Commission (ACHE) have entered into a Document of Understanding dated February 23, 1995, between themselves and the U.S. Department of Education providing for the transfer of Guarantee Commitments from ACHE to the Authority; and

Whereas, pursuant to 20 U.S.C. Section 1078(b)(2)(E) and 34 C.F.R. Section 682.401(b)(18), the Authority and Lender desire to provide for a transfer of Guarantee Commitments by the ACHE Alabama Guaranteed Student Loan Program to the Authority;

The Authority and Lender hereby agree to amend the Agreement as follows:


                                  DEFINITIONS

For purposes of this Addendum, the following terms shall have the specified meanings:.

1) "Guarantee Commitments" means the insurance obligation of ACHE on Insured Student Loans made or held by Lender pursuant to a Loan Guarantee Agreement between ACHE and the Lender.

2)       "Insured Student Loan" shall have the meaning specified in KRS
         164.740(12).

3)       "Loan Guarantee" shall have the meaning specified in KRS 164.740(14).

4) "Loan Guarantee Agreement" shall mean one or more of the following agreements executed and in force as of December 1, 1995, between ACHE's Alabama Guaranteed Student Loan Program ("AGSLP") and the Lender:

         A)       Unsubsidized Federal Stafford Loan Guarantee Agreement
         B)       Federal Stafford Loan Guarantee Agreement
         C) Federal Parents Loans to Undergraduate Students (PLUS) Guarantee Agreement
         D)       Federal Supplemental Loans for Students Guarantee Agreement
         E)       Consolidation Loans Lender Participation Agreement

5) "Outstanding Insured Student Loans" shall mean Insured Student Loans on which:

         A) The loans were initially insurable by ACHE under a Loan Guarantee Agreement(s) and reinsurable by the U.S. Secretary of Education;
         B)       The borrower owes a balance of principal or interest;
         C) An insurance claim has not been paid by the Authority or ACHE, except for loans on which a previous default has been rehabilitated in accordance with 34 C.F.R. Section 682.405; and

         D) The Guarantee Commitment by ACHE remains in force and reinsurance by the U.S. Secretary of Education remains in force or may be reinstated in accordance with procedures prescribed in Appendix D to 34 C.F.R. Part 682.


                    INSURANCE OF PRIOR INSURED STUDENT LOANS

         Notwithstanding the paragraph of the Agreement entitled "Effective Date", the Authority hereby promises to insure, in accordance with the terms and conditions of the Agreement, all Insured Student Loans made or held by Lender upon which the Authority has issued a Loan Guarantee between June 2, 1995, and the effective date of the Agreement, if:

         A) The loans were disbursed in accordance with the federal act and applicable regulations;
         B) The Lender has paid to the Authority the Premium specified in the Agreement pertaining to the Insured Student Loans;
         C)       The borrower owes a balance of principal or interest;
         D) An insurance claim has not been paid by the Authority on the loan, except for loans on which a previous default has been rehabilitated in accordance with 34 C.F.R. Section 682.405; and
         E) The reinsurance by the U.S. Secretary of Education remains in force or may be reinstated in accordance with procedures prescribed in Appendix D to 34 C.F.R. Part 682.


         ASSUMPTION BY AUTHORITY OF LOAN GUARANTEE COMMITMENTS OF ACHE

         The Authority hereby agrees to assume, as of December 1, 1995, subject to the tenns and conditions of the Agreement and the Federal Act and applicable regulations, the obligation of the ACHE for Guarantee Commitments issued prior to December 1, 1995, by ACHE Guaranteed Student Loan Program under the Federal Act and a Loan Guarantee Agreement(s) on Outstanding Insured Student Loans held by the Lender. Pursuant to 20 U.S.C Section 1078(b)(2)(E), the Lender hereby consents to this transfer of said Guarantee Commitments.


                                                       LENDER:
                                                       By: /s/ Brian J. Gardner


/s/ Londa L. Wolanin                                   Brian J. Gardner
-----------------------------------------------        ----------------------------------------------------------
Authorized Representative                              Name
Kentucky Higher Education Assistance Authority

     07/27/98                                          Senior Trust Officer
-----------------------------------------------        ----------------------------------------------------------
Date                                                   Title

                                                       829626, 830631, 831008, 831299, 831455,
                                                       831640, 831692, 831785, 833361, 833207
                                                       ----------------------------------------------------------
                                                       Lender Identification Number

                                                       Star Bank, NA as Trustee for Student Loan
                                                       Funding
                                                       ----------------------------------------------------------
                                                       Lender Name

                                                       425 Walnut Street, ML 5125
                                                       P.O. Box 1118
                                                       ----------------------------------------------------------
                                                       Address


                                                       ----------------------------------------------------------
                                                       Cincinnati, OH  45201-1118



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